UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant

To Section 13 or 15 (d) of the

Securities Exchange Act of 1934

January 8, 2009

Date of Report (Date of Earliest Event Reported)

CALIFORNIA STEEL INDUSTRIES, INC.

(Exact name of Registrant as Specified in its Charter)

DELAWARE
(State Or Other Jurisdiction Of Incorporation Or Organization)

333-79587	33-0051150
Commission File Number	(I.R.S. Employer Identification Number)

14000 SAN BERNARDINO AVENUE
FONTANA, CALIFORNIA	92335
(Address Of Principal Executive Offices)	(Zip Code)

(909) 350-6300

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication under Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(b)        Departure of Directors or Certain Officers

Jim Wilson, the Vice President, Commercial, for California Steel Industries, Inc., will be leaving the Company to pursue other interests, effective as of January 8, 2009. Mr. Wilson has served in that position since June 2004 and has been employed by California Steel Industries since 1984, holding the positions of Vice President – Sales, Manager - Galvanized Products, and Manager - Cold Rolled Products. Vicente Wright, the President and CEO of the Company, will supervise the sales department until a successor to Mr. Wilson has been named.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

January 8, 2009	CALIFORNIA STEEL INDUSTRIES, INC.

	By:	/s/ VICENTE WRIGHT
Vicente Wright,
President and Chief Executive Officer